UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             December 1, 2010

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                           0-14690                  47-0648386
(State or other jurisdiction of     (Commission File          (IRS Employer
incorporation)                          Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03.     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
               UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On December 1, 2010, Werner Enterprises, Inc. (the "Company") amended its existing credit agreement, dated May 16, 2003, as amended, with Wells Fargo Bank, National Association ("Wells Fargo"), as lender (the "Credit Agreement"). The Credit Agreement provides the Company with a $175 million committed credit facility.

The seventh amendment to the Credit Agreement (the "Amendment"), dated December 1, 2010, extended the expiration date of the credit facility from May 31, 2011 to November 30, 2013.

The Amendment also modified the unused commitment fees, interest rate for any borrowings and letter of credit fees. As set forth in the Amendment, the Company is required to pay Wells Fargo an unused commitment fee of 0.20% per annum on the average daily unused amount of the facility. The Amendment also requires the Company to pay Wells Fargo (i) interest on any borrowed amounts at a variable rate based on the daily London Interbank Offered Rate ("LIBOR") plus one percent (1.00%) and (ii) an annualized letter of credit fee of one percent (1.00%) based upon the face amount of each letter of credit and effective upon the earlier of June 1, 2011 or the renewal of any letter of credit.

As of December 1, 2010, the Company is in compliance with all financial covenants under the Credit Agreement, had $40 million in outstanding borrowings under this facility, and the credit available under this facility is reduced by $41.2 million in letters of credit under which the Company is obligated. (Pursuant to General Instruction B.3. to Form 8-K, the information regarding the Credit Agreement disclosed under Item 2.03 of the Company's Current Report on Form 8-K dated November 30, 2006 is incorporated by reference herein.)

The foregoing (including the Credit Agreement and Amendment described herein) may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to the registrant's management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant's Annual Report on Form 10-K for the year ended December 31, 2009. For those reasons, undue reliance should not be placed on any forward-looking statement. The registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the U.S.

Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      December 7, 2010             By:  /s/ John J. Steele
         --------------------                -------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      December 7, 2010             By:  /s/ James L. Johnson
         --------------------                -------------------------
                                             James L. Johnson
                                             Executive Vice President,
                                              Chief Accounting Officer and
                                              Corporate Secretary